UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release dated October 27, 2004
NFX Publication issued October 27, 2004

Item 2.02 Results of Operations and Financial Condition

     On October 27, 2004, Newfield issued a press release announcing its third quarter 2004 financial and operating results and fourth quarter 2004 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

     On October 27, 2004, Newfield issued its @NFX publication, which includes an update on recent drilling activities, guidance for the fourth quarter of 2004 and updated tables detailing complete hedging positions as of October 26, 2004. A copy of this publication is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued by Newfield Exploration Company on October 27, 2004.

99.2	@NFX publication issued by Newfield Exploration Company on October 27, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: October 28, 2004	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on October 27, 2004.

99.2	@NFX publication issued by Newfield Exploration Company on October 27, 2004.